Restricted Net Assets	12 Months Ended
Dec. 31, 2025
Restricted Net Assets
Restricted Net Assets
27.	Restricted Net Assets

Relevant PRC laws and regulations permit companies in China mainland to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s subsidiaries and the VIEs in China mainland can only distribute dividends upon approval of the shareholders after they have met the requirements for appropriation to the general reserve fund and the statutory surplus fund respectively. The general reserve fund and the statutory surplus fund require that annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the subsidiaries and the VIEs in China mainland are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB13.3 billion, or 8.0% of the Company’s total consolidated net assets, as of December 31, 2025. Even though the Company currently does not require any such dividends, loans or advances from the subsidiaries and the VIEs in China mainland for working capital and other funding purposes, the Company may in the future require additional cash resources from its subsidiaries and the VIEs in China mainland due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company’s shareholders.